March 20, 2019

BNY MELLON FUNDS TRUST

BNY Mellon Municipal Opportunities Fund

Supplement to Prospectus

dated December 31, 2018

The following information supersedes and replaces any contrary information contained in the section of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Municipal Opportunities Fund – Purchase and Sale of Fund Shares" and supplements the section of the Fund's Prospectus entitled "Shareholder Guide – Buying, Selling and Exchanging Shares":

Effective as of the close of business on March 31, 2019 (the closing date), the fund will close to new and existing investors.  Accordingly, no purchases of fund shares will be permitted after the closing date.  However, holders of fund shares who elected on or before the closing date to have any dividends and/or other distributions paid by the fund automatically reinvested in shares of the fund will be permitted to continue such automatic reinvestments after the closing date, and Dreyfus Yield Enhancement Strategy Fund will be permitted to continue to purchase fund shares after the closing date.

The fund reserves the right to reopen at any time.